Ziegler Strategic Income Fund

Investor Class (NASDAQ Symbol: ZLSCX)
Institutional Class (NASDAQ Symbol: ZLSIX)

A series of Trust for Advised Portfolios (the “Trust”)

January 6, 2016

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 25, 2015

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Ziegler Capital Management, LLC (the “Adviser”), the investment adviser to the Ziegler Strategic Income Fund (the “Fund”), has approved closing the Investor Class shares of the Fund to all new purchases and converting Investor Class shares to Institutional Class Shares.

Effective January 29, 2016, Investor Class shares will no longer be available for purchase.  Additionally, after the close of business on January 28, 2016, the Fund will convert its existing Investor Class shares into Institutional Class shares of the Fund.  Prior to conversion, shareholders of Investor Class shares may redeem their investments as described in the Fund’s Prospectus.

If Investor Class shares are not redeemed prior to January 29, 2016, each shareholder owning Investor Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class shares immediately prior to the conversion. In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares. Please see the Fund’s current Prospectus dated January 25, 2015 for more information about the fees and expenses associated with Institutional Class shares.

Investor Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Investor Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Investor Class shares. Please note, however, that a redemption of Investor Class shares will be a taxable event and an Investor Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Investor Class shares that are relevant to their specific situation.

Institutional Class shares of the Fund are generally available only to a limited type of investor. However, following the conversion, former Investor Class shareholders that would otherwise not be permitted to purchase Institutional Class shares may make additional purchases of Institutional Class shares, subject to any applicable subsequent investment minimums as described in the Fund’s current Prospectus dated January 25, 2015.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI